SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 26, 1999

Financial Asset Securitization, Inc.
		   (Exact name of registrant as specified in its charter)

         Virginia          		  0-15483  	    53-1526174
(State or Other Jurisdiction 	(Commission      (I.R.S. Employer
   of Incorporation)		        File Number)	Identification No.)

 901 East Byrd Steet Richmond, Virginia 	 23219
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:         (804) 344-7575

Item 5.	Other Events

	On June 26, 1997, the Registrant caused the issuance and sale of $218,066,950 aggregate initial principal amount of Mortgage Particiption Securities,
Series 1997-NAMC 2 (the "Securities"),pursuant to the Series 1997-2 NAMC 2
 Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"),
dated as of June 1, 1997, by and among the Registrant, North American Mortgage
Company, as Master Servicer, and The First National Bank of Chicago, as
Trustee.
	The Securities evidence, in the aggregate, the entire beneficial ownership
 interest in a trust (the "Trust"), which consists primarily of 	two pools
of conventional, one- to four-family, fixed rate, first-lien Mortgage Loans
 (the "Mortgage Loans") transferred to the Trust by 	the Registrant pursuant
 to the Pooling and Servicing Agreement.  The Mortgage Loans were purchased by the Registrant in a privately-negotiated transaction with North
American Mortgage Company pursuant to a Loan Sale Agreement (the "Sales
Agreement"), dated as of June 1, 1997, by and between the Registrant DLJMC
The Trustee has caused to be filed with the Commission, the Monthly Report dated April 26, 1999.  The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.  The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates,
Due July 25, 2027.

	A. 	Monthly Report Information:
			See Exhibit No. 1

	B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

	C.	Item 1: Legal Proceedings:	NONE

	D.	Item 2: Changes in Securities:	NONE

	E.	Item 4: Submission of Matters to a Vote of Certifi-
			catholders:  NONE

	F.	Item 5: Other Information - Form 10-Q, Part II -
		Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

 Exhibit No.

	1.	Monthly Distribution Report dated April 26, 1999.




                                                  Reimbur-
                                        Realized   ment of  Interest
       Beginning                         Loss of  Realized   Short-  Remaining
Class   Balance   Principal   Interest  Principal  Losses     fall    Balance
FXA-1        0.00       0.00       0.00     0.00       0.00    0.00        0.00
FXA-2  1733625.00 NA           11557.50 NA             0.00    0.00  1733625.00
FXA-3        0.00       0.00       0.00     0.00       0.00    0.00        0.00
FXA-4 13842286.51 1900019.14   85360.77     0.00       0.00    0.00 11942267.37
FXA-5  4545000.00       0.00   29163.75     0.00       0.00    0.00  4545000.00
FXA-6  6223000.00       0.00   40190.21     0.00       0.00    0.00  6223000.00
FXA-7  1400000.00       0.00    9333.33     0.00       0.00    0.00  1400000.00
FXA-8  5609790.85  569901.55   46748.26     0.00       0.00    0.00  5039889.30
FXA-9  7272000.00       0.00   43935.00     0.00       0.00    0.00  7272000.00
FXA-10 9042000.00       0.00   54628.75     0.00       0.00    0.00  9042000.00
FXA-11 2178000.00       0.00   13158.75     0.00       0.00    0.00  2178000.00
FXP     135923.96    7672.28 NA             0.00       0.00 NA        128251.68
FXS    4345815.75 NA           28972.11 NA             0.00    0.00  4189345.07
A-1    1043156.25 1043156.25    6302.40     0.00       0.00    0.00        0.00
A-2    7241000.00 1000217.22   43747.71     0.00       0.00    0.00  6240782.78
A-3    2173000.00       0.00   14033.96     0.00       0.00    0.00  2173000.00
A-4    1650290.00 NA           10658.12 NA             0.00    0.00  1650290.00
A-5    3313036.49  817263.06   24847.77     0.00       0.00    0.00  2495773.43
A-6    7912000.00       0.00   46153.33     0.00       0.00    0.00  7912000.00
A-7    2283000.00       0.00   13317.50     0.00       0.00    0.00  2283000.00
A-8    6858000.00       0.00   40005.00     0.00       0.00    0.00  6858000.00
P       496489.02   20968.44 NA             0.00       0.00 NA        475520.58
S       776299.84 NA            5013.60 NA             0.00    0.00   704795.38
B-1    6984094.47    5432.18   45881.71     0.00       0.00    0.00  6978662.29
B-2    2686189.65    2089.30   17646.81     0.00       0.00    0.00  2684100.35
B-3    1504266.03    1170.01    9882.21     0.00       0.00    0.00  1503096.02
B-4    1010006.97     785.58    6635.20     0.00       0.00    0.00  1009221.39
B-5     537237.72     417.86    3529.36     0.00       0.00    0.00   536819.86
B-6     709159.26     551.58    4658.79     0.00       0.00    0.00   708607.68
R            0.00       0.00       0.00     0.00 NA            0.00        0.00
RP           0.00       0.00       4.84     0.00 NA            0.00        0.00








                                        Reimburse
                              Interest  ment of
       Beginning  Principal    Amount   Realized  Remaining
Class   Balance   DistributedDistributed Losses    Balance
FXA-1    0.000000    0.00000   0.000000  0.00000    0.00000
FXA-2 1000.000000    0.00000   6.666667  0.00000 1000.00000
FXA-3    0.000000    0.00000   0.000000  0.00000    0.00000
FXA-4  841.578703  115.51673   5.189736  0.00000  726.06198
FXA-5 1000.000000    0.00000   6.416667  0.00000 1000.00000
FXA-6 1000.000000    0.00000   6.458334  0.00000 1000.00000
FXA-7 1000.000000    0.00000   6.666664  0.00000 1000.00000
FXA-8  230.656068   23.43247   1.922134  0.00000  207.22360
FXA-9 1000.000000    0.00000   6.041667  0.00000 1000.00000
FXA-101000.000000    0.00000   6.041667  0.00000 1000.00000
FXA-111000.000000    0.00000   6.041667  0.00000 1000.00000
FXP    670.249709   37.83250   0.000000  0.00000  632.41721
FXS    474.219496    0.00000   3.161464  0.00000  457.14527
A-1     22.339001   22.33900   0.134965  0.00000    0.00000
A-2   1000.000000  138.13247   6.041667  0.00000  861.86753
A-3   1000.000000    0.00000   6.458334  0.00000 1000.00000
A-4   1000.000000    0.00000   6.458332  0.00000 1000.00000
A-5    153.563106   37.88110   1.151723  0.00000  115.68201
A-6   1000.000000    0.00000   5.833333  0.00000 1000.00000
A-7   1000.000000    0.00000   5.833333  0.00000 1000.00000
A-8   1000.000000    0.00000   5.833333  0.00000 1000.00000
P      691.399331   29.20017   0.000000  0.00000  662.19916
S      273.618729    0.00000   1.767120  0.00000  248.41589
B-1    985.455343    0.76648   6.473907  0.00000  984.68886
B-2    985.455343    0.76648   6.473907  0.00000  984.68886
B-3    985.455332    0.76648   6.473906  0.00000  984.68885
B-4    985.455336    0.76648   6.473909  0.00000  984.68885
B-5    985.455319    0.76648   6.473906  0.00000  984.68884
B-6    985.455306    0.76648   6.473905  0.00000  984.68882
R        0.000000    0.00000   0.000000  0.00000    0.00000
RP       0.000000    0.00000 193.600000  0.00000    0.00000



				SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			Financial Asset Securitization, Inc.


				By    	/s/ Richard Tarnas
				Name:   Richard Tarnas
				Title:	Vice President,
					The First National Bank of Chicago

Dated:	April 30, 1999